CONTINUING GUARANTY

TO:           WELLS FARGO BANK, NATIONAL ASSOCIATION

1.           GUARANTY; DEFINITIONS.  In consideration of any credit or other financial accommodation heretofore, now or hereafter extended or made to Intermec, Inc. ("Borrower") by WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), pursuant to that certain Credit Agreement by and between Borrower and Bank, dated as of the date hereof (as the same may be amended from time to time, the “Credit Agreement), and for other valuable consideration, the undersigned INTERMEC TECHNOLOGIES MANUFACTURING, LLC ("Guarantor"), jointly and severally unconditionally guarantees and promises to pay to Bank, or order, on demand in lawful money of the United States of America and in immediately available funds, any and all Indebtedness of Borrower to Bank.  The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable, in each case pursuant to the Credit Agreement and the Loan Documents (as defined in the Credit Agreement).  This Guaranty is a guaranty of payment and not collection.

2.           MAXIMUM LIABILITY; SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES.  The liability of Guarantor shall not exceed at any time the sum of (a) Fifty Million Dollars ($50,000,000), (b) all accrued and unpaid interest on any Indebtedness, and (c) all costs and expenses pertaining to the enforcement of this Guaranty and/or the collection of the Indebtedness.  Notwithstanding the foregoing, Bank may permit the Indebtedness of Borrower to exceed Guarantor's liability.  This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Borrower to Bank, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of Borrower or Guarantor or any other event or proceeding affecting Borrower or Guarantor.  This Guaranty shall not apply to any new Indebtedness created after actual receipt by Bank of written notice of its revocation as to such new Indebtedness; provided however, that loans or advances made by Bank to Borrower after revocation under commitments existing prior to receipt by Bank of such revocation, and extensions, renewals or modifications, of any kind, of Indebtedness incurred by Borrower or committed by Bank prior to receipt by Bank of such revocation, shall not be considered new Indebtedness.  Any such notice must be sent to Bank by registered U.S. mail, postage prepaid, addressed to its office at 205 108th Avenue, NE, Suite 600 Bellevue, Washington 98004, or at such other address as Bank shall from time to time designate.  Any payment by Guarantor shall not reduce Guarantor's maximum obligation hereunder unless written notice to that effect is actually received by Bank at or prior to the time of such payment.  The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of Borrower or any other persons heretofore or hereafter given to Bank unless said other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly herein provided, affect or invalidate any such other guaranties.

3.           OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY.  The obligations hereunder are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other person, or whether Borrower or any other person is joined in any such action or actions.  Guarantor acknowledges that this Guaranty is absolute and unconditional, there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty is in full force and effect and is binding on Guarantor as of the date written below, regardless of whether Bank obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor.  Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor's liability hereunder.  The liability of Guarantor hereunder shall be reinstated and revived and the rights of Bank shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must otherwise be restored by Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.  The determination as to whether any amount so paid must be rescinded or restored shall be made by Bank in its sole discretion; provided however, that if Bank chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Bank in connection therewith, including without limitation, in any litigation with respect thereto, but excluding all costs and expenses arising from the gross negligence or willful misconduct of Bank.

4.           AUTHORIZATIONS TO BANK.  Guarantor authorizes Bank either before or after revocation hereof, without notice to or demand on Guarantor, and without affecting Guarantor's liability hereunder, from time to time to:  (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive, subordinate or release any such security, if any; (c) apply such security, if any, and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Bank in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness, or any portion thereof, or any other party thereto; and (e) apply payments received by Bank from Borrower to any Indebtedness of Borrower to Bank, in such order as Bank shall determine in its sole discretion, whether or not such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise.  Bank may without notice assign this Guaranty in whole or in part in connection with any permitted assignment of its rights under the Credit Agreement and the related promissory note.

5.           REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Bank that: (a) this Guaranty is executed at Borrower's request; (b) Bank has made no representation to Guarantor as to the creditworthiness of Borrower; and (c) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition.  Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Bank shall have no obligation to disclose to Guarantor any information or material about Borrower which is acquired by Bank in any manner.

6.           GUARANTOR'S WAIVERS.

(a)         Guarantor waives any right to require Bank to: (i) proceed against Borrower or any other person; (ii) marshal assets or proceed against or exhaust any security, if any, held from Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security, if any, held from Borrower or any other person; (iv) take any other action or pursue any other remedy in Bank's power; or (v) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Bank as security, if any, for or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness.

(b)         Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than, in the case of clauses (i) and (ii) payment in full, of the Indebtedness of Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of Borrower; (iv) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by, Bank or Guarantor; (v) any act or omission by Bank which directly or indirectly results in or aids the discharge of Borrower or any portion of the Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Bank against  Borrower; (vi) any impairment of the value of any interest in any security, if any, for the Indebtedness or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; or (viii) any requirement that Bank give any notice of acceptance of this Guaranty.  Until all Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which Bank now has or may hereafter have against Borrower or any other person, and waives any benefit of, or any right to participate in, any security, if any, now or hereafter held by Bank.  Guarantor further waives all rights and defenses Guarantor may have arising out of (A) any election of remedies by Bank, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys Guarantor's rights of subrogation or Guarantor's rights to proceed against Borrower for reimbursement, or (B) any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower's Indebtedness, whether by operation of Sections 726, 580a or 580d of the Code of Civil Procedure as from time to time amended, or otherwise, including any rights Guarantor may have to a Section 580a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security, if any, for any portion of the Indebtedness.

7.           SUBORDINATION.  Any Indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to Bank.  Any notes or other instruments now or hereafter evidencing such Indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty.

8.           REMEDIES; NO WAIVER.  All rights, powers and remedies of Bank hereunder are cumulative.  No delay, failure or discontinuance of Bank in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.  Any waiver, permit, consent or approval of any kind by Bank of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

9.           COSTS, EXPENSES AND ATTORNEYS' FEES.  Guarantor shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), expended or incurred by Bank in connection with the enforcement of any of Bank's rights, powers or remedies and/or the collection of any amounts which become due to Bank under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Guarantor or any other person or entity.  All of the foregoing shall be paid by Guarantor with interest from the date of demand until paid in full at a rate per annum equal to the greater of ten percent (10%) or Bank’s Prime Rate in effect from time to time.

10.           SUCCESSORS; ASSIGNMENT.  This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Guarantor may not assign or transfer any of its interests or rights hereunder without Bank's prior written consent.  Guarantor acknowledges that, subject to the terms of the Credit Agreement, Bank has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrower to Bank and any obligations with respect thereto, including this Guaranty.  In connection therewith, and subject to the terms and conditions of the Credit Agreement, including Sections 7.4 and 7.5 thereof, Bank may disclose all documents and information which Bank now has or hereafter acquires relating to Guarantor and/or this Guaranty, whether furnished by Borrower, Guarantor or otherwise.  Guarantor further agrees that Bank may disclose such documents and information to Borrower.

11.           AMENDMENT.  This Guaranty may be amended or modified only in writing signed by Bank and Guarantor.

12.           UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS.  Guarantor warrants and agrees that each of the waivers set forth herein is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

13.           GOVERNING LAW.  This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

14.           ARBITRATION.

(a)           Arbitration.  Any claim, dispute or controversy between or among the parties to this Agreement (including their respective employees, officers, directors, attorneys, and other agents), that in any way arises out of or relates to (i) any credit subject to this Agreement, (ii) any of the Loan Documents and/or their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (iii) any requests for additional credit, shall, upon demand by any party to this Agreement, be submitted to final, binding and confidential arbitration before the American Arbitration Association (“AAA”) or such other administrator to which the parties may mutually agree.  (For ease of reference only, and without limitation, all further references to the arbitration administrator shall be to the “AAA.”)

(b)           Governing Rules.  Any arbitration proceeding initiated pursuant to this Agreement shall, unless otherwise agreed by the parties to the arbitration, (i) take place in California, in a location selected by the arbitrator; (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, in accordance with its optional procedures for large, complex commercial disputes.  (The optional procedures for large, complex commercial disputes are referred to herein, as applicable, as the “Rules”.)  In the event of any conflict between the terms or procedures of this Agreement and the Rules, the terms and procedures herein shall control.  Any party who fails or refuses to submit to arbitration following a demand by another party shall bear all costs and expenses (including attorneys’ fees) incurred by such other party in compelling arbitration of any dispute.  Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. §91 or any similar applicable state law.

(c)           No Waiver of Provisional Remedies, Self-Help and Foreclosure.  This arbitration provision shall not limit the right of any party to (i) foreclose against real or personal property collateral if any; (ii) exercise self-help remedies relating to collateral if any or proceeds of collateral if any such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding.  This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

(d)           Arbitrator Qualifications and Powers.  Any claim, dispute or controversy subject to arbitration hereunder in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator who shall be selected according to the Rules, and who shall not render an award of more than $5,000,000.00 (exclusive of fees and costs).  Any claim, dispute or controversy subject to arbitration hereunder in which the amount in controversy exceeds $5,000,000.00 shall be decided by a panel of three arbitrators (and by at least a majority of the three-member panel).  In cases in which a three-member panel is required, all three arbitrators must participate in all hearings and deliberations.  Any arbitrator selected pursuant to this Agreement must be an attorney licensed to practice in the State of California, or a retired judge of the state or federal courts within the State of California, in the case of an attorney, with no less than ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated.  If arbitrability is disputed, then the arbitrator(s) shall determine whether an issue is arbitrable and in all cases shall give effect to the statutes of limitation in adjudicating any claim.  The arbitrator(s) shall, with or without oral argument (at his, her or their discretion), rule upon any motions to dismiss (or demurrers) or motions for summary adjudication or summary judgment.  The arbitrator(s) shall resolve all disputes in accordance with the substantive law of California, and may grant any remedy or relief that a state or federal court within California could grant within the scope hereof, and such ancillary relief as is necessary to make effective any award.  The arbitrator(s) may impose sanctions, award fees and costs to any prevailing party, and take such other action as may be necessary in the interest of justice to the extent that a court may do so pursuant to the Federal Rules of Civil Procedure, the California Code of Civil Procedure or other applicable law.  Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction.  The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

(e)           Discovery.  Discovery shall be permitted in accordance with the Rules.  All discovery shall be limited to matters directly relevant to the dispute being arbitrated and must, absent an agreement by the parties or by order of the arbitrator(s) for good cause shown, be completed no later than 20 days before the hearing.  All discovery disputes shall be subject to final resolution by the arbitrator(s).  The procedure for submitting discovery disputes to the arbitrator(s) for resolution shall be determined by the arbitrator(s).

(f)           Class Proceedings and Consolidations.  No party hereto may join or consolidate disputes by or against any other person or entity in any arbitration proceeding initiated under this Agreement, except for Subsidiary Guarantors, or to include in any arbitration hereunder any dispute as a representative or member of a class, or to act in any arbitration hereunder in the interest of the general public or in a private attorney general capacity.

(i)           Miscellaneous.  To the maximum extent practicable, the AAA, the arbitrator(s) and the parties shall take all steps necessary to conclude any arbitration proceeding initiated under this Agreement within 180 days of the filing of the arbitration demand.  No arbitrator or other party to the arbitration proceeding may disclose the fact or subject matter of the arbitration proceeding, or the content or results thereof, except for disclosures of information by a party required in the course of the arbitration, or in the ordinary course of its business, or by any applicable law or regulation.  This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

(i)           Small Claims Court.  Notwithstanding anything herein to the contrary, each party retains the right to pursue in Small Claims Court any dispute within that court’s jurisdiction.  Further, this arbitration provision shall apply only to disputes in which either party seeks to recover an amount of money (excluding attorneys’ fees and costs) that exceeds the jurisdictional limit of the Small Claims Court.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of September 27, 2007.

INTERMEC TECHNOLOGIES MANUFACTURING, LLC

By:  /s/ Kenneth L. Cohen

Title: Vice President and Treasurer

By;  /s/ Lanny H. Michael

Title:  VP